First Financial Northwest, Inc.

May 2024

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Safe Harbor for Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of First Financial Northwest. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First Financial Northwest's current expectations and assumptions regarding First Financial Northwest's and Global's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect First Financial Northwest's or Global's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the parties to terminate the definitive agreement; the outcome of any legal proceedings that may be instituted against First Financial Northwest, the Bank or Global; delays in completing the transaction; the failure to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the dissolution of the Bank and First Financial Northwest; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, and the ability to complete the transaction and integrate the Bank's customers, assets, and liabilities into Global successfully; potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the recent increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures; legislative and regulatory changes; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; effects of critical accounting policies and judgments, including the use of estimate in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business. Any of the forward-looking statements that we make in this communication and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. Except to the extent required by applicable law or regulation, First Financial Northwest disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding First Financial Northwest and factors which could affect the forward-looking statements contained herein can be found in First Financial Northwest's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC.

Senior Management Team

Nearly 35 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	11	34
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	10	38
Dalen D. Harrison	EVP, Chief Banking Officer (FFNWB)	10	43
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	20	23
Simon Soh	SVP, Chief Credit Officer (FFNWB)	13	36

Company Highlights

Recent Announcement

- **Global Federal Credit Union Agreed to Acquire First Financial Northwest Bank Pursuant to a Purchase & Assumption Agreement**
- Anticipated to be completed in Q4 2024, subject to receiving shareholder and regulatory approvals

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $22.17 (1/11/24) | All-time low: $3.21 (11/12/10)
- **Closing stock price: $20.40 (5/3/2024)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Maintaining strong capital levels and excellent asset quality

	Quarter Ended				
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Performance Ratios (1)					
Return on assets (2)	(0.29)%	0.31%	0.39%	0.39%	0.57%
Return on equity (2)	(2.67)	2.97	3.71	3.74	5.31
Equity-to-total assets	10.91	10.74	10.44	10.39	10.14
Net interest margin	2.55	2.54	2.69	2.84	3.22
Efficiency ratio (2)	116.97	85.17	84.49	85.57	75.12
Noninterest expense/average total assets (2)	3.05	2.18	2.29	2.50	2.42
Capital Ratios (3)					
Tier 1 leverage ratio	10.41%	10.18%	10.25%	10.02%	10.24%
Total capital ratio	16.24	16.15	16.00	15.75	15.59
Asset Quality Ratios (4)					
Nonaccrual loans/total loans	0.02%	0.02%	0.02%	0.02%	0.02%
ACL as a percent of total loans	1.30	1.28	1.29	1.31	1.33
Yields and Costs (1)					
Yield on loans	5.88%	5.83%	5.73%	5.71%	5.56%
Cost of funds	3.31	3.23	2.97	2.76	2.23

(1) Calculated on an annualized basis.
(2) Includes expenses relating to pending sale transaction in process.
(3) First Financial Northwest Bank only.
(4) Loans are reported net of undisbursed funds.

Consolidated Results

	Quarter Ended				
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
	(Dollars in thousands, except per share data)				
Net interest income	$ 8,900	$ 9,275	$ 9,703	$ 10,309	$ 11,256
(Recapture of provision) provision for credit losses	(175)	--	(300)	(247)	338
Net interest income after (recapture of) provision for credit losses	9,075	9,275	10,003	10,556	10,918
Total noninterest income	787	633	677	798	665
Total noninterest expense	11,331	8,439	8,770	9,504	8,955
(Loss) income before federal income tax (benefit) provision	(1,469)	1,469	1,910	1,850	2,628
Federal income tax (benefit) provision	(393)	275	409	362	506
Net income	$ (1,076)	$ 1,194	$ 1,501	$ 1,488	$ 2,122
Total assets	$ 1,468,350	$ 1,505,082	$ 1,525,568	$ 1,528,079	$ 1,574,271
Book value per common share	$17.46	$17.61	$17.35	$17.35	$17.45
Tangible book value per common share [(1)]	17.32	17.47	17.20	17.20	17.30

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Regional Economy

Company	Square Feet Occupied [1]
amazon	29.65 million
BOEING	22.09 million
Microsoft	13.05 million
NORDSTROM	2.54 million
Meta	2.28 million
COSTCO WHOLESALE	2.16 million
Google	1.89 million
Starbucks	1.80 million
T Mobile	1.44 million

Amazon's workforce in Seattle and Bellevue has shifted in opposite directions since 2020 with Bellevue growing to 12,000 in 2024 from 2,790, while Seattle has dropped to 50,000 from its 2020 peak of 60,000

"Why is Amazon's Workforce Shrinking in its Hometown?" *Puget Sound Business Journal*, March 1-7, 2024

Boeing received 113 orders for commercial aircraft in March 2024, a sharp increase from just 15 in February.

Piper Sandler Economic Snapshot, *Durable Goods Orders (March 2024), April 24, 2024*

Largest Office Occupiers in the Seattle Metro Area as of July 2023

*Includes office, industrial, flex and retail spaces, if any
Source: Office Occupiers, *Puget Sound Business Journal*, August 11, 2023

Best Cities for Jobs in 2024

Overall Rank	City
1	Scottsdale, AZ
2	Tampa, FL
3	Salt Lake City, UT
4	Columbia, MD
5	Austin, TX
6	Atlanta, GA
7	Seattle, WA
8	Pittsburgh, PA
9	Plano, TX
10	Boston, MA

WalletHub compared more than 180 U.S. cities across 31 key indicators of job-market strength, ranging from job opportunities per job seeker to employment growth to the monthly average starting salary

***

Seattle tied for #1 along with 4 other West Coast cities and Washington, D.C. for highest monthly average starting salary

Source: WALLETHUB, January 4, 2024

Local Economy

"Renton's going to happen"

~ Puget Sound Business Journal, February 18, 2022

Sounders FC to build a state-of-the-art training facility and office at the former Boeing commercial airplanes headquarters; slated to open in January 2024. *Seattle selected to host a 2026 World Cup match*

Seattle-based Unico Properties is also planning around 3,000 units of multifamily housing on the property named for Longacres, the horse racing track previously located there from 1932 until the early 1990s

8,185 residential units planned or in development across Renton

Joining the Seattle Seahawks whose 200,000 square-foot waterfront headquarters and practice facility opened in Renton in 2008

UW Medicine leased a long-vacant, 197,000 square-foot former FAA building in Renton to house its Department of Laboratory Medicine and Pathology in June 2022

Blue Origin is reported to have leased nearly 100,000 square feet of office in a Lind Avenue Southwest building

Bay West Development plans a 1,179-unit, three-building multifamily community with nearly 50,000 square feet of retail and commercial space at the former Fry's Electronics location over three phases beginning in 2024. If all three phases are realized, the project would be the largest mixed-use residential development in Renton history.

Vulcan Real Estate on track to begin building a 385-unit apartment project on a long-held property in the Kennydale neighborhood in June 2023

Market Area


Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Clearview
Lynnwood
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
16
Auburn
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient, Technology-Centered Branch Concept








First Financial
Northwest Bank


innovative




First Financial
Northwest Bank




Edmonds

Deposit Composition

*Excludes bank-owned and brokered deposits**

3/31/2024



$19.3 M
1.8%
$159.3 M
14.7%
$366.5 M
33.9%
$535.6 M
49.6%
CDs
MMAs
Checking
Savings

Total Deposits: $1.17B

3/31/2023



$21.9 M
2.1%
$197.0 M
19.0%
$332.9 M
32.2%
$483.9 M
46.7%
CDs
MMAs
Checking
Savings

Total Deposits: $1.23B

3/31/2022



$23.4 M
2.1%
$230.4 M
20.2%
$277.2 M
24.3%
$609.1 M
53.4%
CDs
MMAs
Checking
Savings

Total Deposits: $1.14B

12/31/2012



$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were $36.1M at March 31, 2024; $191.4M at March 31, 2023; none at March 31, 2022; and $124.9M at December 31, 2022.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Initiated branch expansion strategy with Mill Creek office in 2015
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
$215,658
$117,751
$97,907
$216,576
$119,944
$96,632
$157,867
$100,899
$56,968
$159,335
100,846
$58,489
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 2024
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Deposit Breakdown

Excludes bank-owned and brokered deposits


In millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$764
$58
$189
$517
$841
$50
$235
$556
$938
$88
$292
$558
$1,093
$166
$375
$552
$1,157
$107
$470
$580
$1,045
$64
$477
$504
$1,063
$55
$537
$471
$1,080
$53
$564
$463
2017
2018
2019
2020
2021
2022
2023
Q1 2024
Retail
Business
Commercial*

*Deposit accounts with an associated commercial loan.

Expansion Strategy

Branch type	Number	Year(s) opened	Deposits (in thousands)					
			3/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Legacy	1	1923	$ 577,452	$ 620,610	$ 579,068	$ 674,624	$ 668,335	$ 643,363
De Novo	10	2015 – 2021	326,123	268,743	278,044	310,278	283,683	209,457
Acquired (1)	4	2017	177,175	173,964	188,042	172,572	141,615	86,242
Deposits	**15**		**$ 1,080,750**	**$ 1,063,317**	**$ 1,045,154**	**$ 1,157,474**	**1,093,633**	**939,062**
Brokered Deposits	–		86,146	130,790	124,886	–	–	94,472
Total Deposits			**$ 1,166,896**	**$ 1,194,107**	**$ 1,170,040**	**$ 1,157,474**	**$ 1,093,633**	**$ 1,033,534**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $3,000 at December 31, 2021; $12,000 at December 31, 2020; and $28,000 at December 31, 2019.

Office Expansion Strategy

Location	County	Type	Opened	Deposits (in thousands)				
				3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Renton	King	HQ	1923	$ 577,452	$ 620,610	$ 583,854	$ 578,441	$ 575,670
Mill Creek	Snohomish	*De Novo*	Q3 2015	29,279	30,149	31,218	31,375	29,384
Edmonds	Snohomish	*De Novo*	Q1 2016	62,269	58,134	59,031	61,986	62,322
The Landing Renton	King	*De Novo*	Q3 2016	21,214	26,840	30,356	28,518	25,779
Crossroads/Bellevue	King	*De Novo*	Q2 2017	58,158	57,515	57,966	62,783	62,015
Woodinville	King	Acquired	Q3 2017	26,928	25,363	25,252	30,849	31,710
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	59,841	37,959	40,488	38,754	37,547
Lake Stevens	Snohomish	Acquired	Q3 2017	41,952	46,350	45,054	50,275	52,130
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	48,454	64,292	63,096	63,325	63,475
Bothell	King	*De Novo*	Q2 2018	10,997	10,883	11,312	11,955	12,115
Kent	King	*De Novo*	Q1 2019	44,210	36,487	35,215	43,679	40,678
Kirkland	King	*De Novo*	Q4 2019	78,745	25,732	25,749	21,458	19,969
University Place	Pierce	*De Novo*	Q1 2020	5,333	5,943	7,553	7,257	7,219
Gig Harbor	Pierce	*De Novo*	Q4 2020	5,163	5,031	4,933	5,324	3,905
Issaquah	King	*De Novo*	Q1 2021	10,755	12,029	13,361	12,563	11,796
Brokered Deposits				86,146	130,790	175,972	176,422	191,414
			Total	**$ 1,166,896**	**$ 1,194,107**	**$ 1,210,410**	**$ 1,224,964**	**$ 1,227,128**

Interest Rate Risk Management

Interest Rate Simulation Impact on Net Interest Income at December 31, 2023		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$36,203	(8.46)%
+200	37,275	(5.75)
+100	38,477	(2.71)
Base	39,547	–
(100)	40,391	2.13
(200)	42,593	7.70
(300)	41,606	5.21

NOTE: This table illustrates the estimated change in our net interest income over the next 12 months from December 31, 2023, that would occur in the event of an immediate change in interest rates equally across all maturities, with no effect given to any steps the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Cash Flow Hedge Instruments

Interest Rate Swap Agreements as of March 31, 2024					
Notional Amount [1]	Start Date	Maturity Date	Fixed Rate Paid to Counterparty	Index Rate Received From Counterparty	Repricing Frequency
(Dollars in thousands)					
$15,000	9/27/2019	9/27/2024	1.440%	1-Month SOFR	Monthly
15,000	3/2/2020	3/2/2026	0.911	1-Month SOFR	Monthly
15,000	3/2/2020	3/2/2027	0.937	1-Month SOFR	Monthly
15,000	3/2/2020	3/2/2028	0.984	1-Month SOFR	Monthly
15,000	10/25/2021	10/25/2028	0.793	3-Month SOFR	Quarterly
10,000	10/25/2021	10/25/2029	0.800	3-Month SOFR	Quarterly
15,000	7/17/2023	7/17/2025	4.565	1-Month SOFR	Monthly
15,000	7/17/2023	7/17/2026	4.149	1-Month SOFR	Monthly
$115,000					

(1) For each interest rate swap agreement listed, the Bank has secured a fixed-rate FHLB advance for the notional amount that reprices at the same frequency as the corresponding interest rate swap. The Bank pays a fixed interest rate to the counterparty and in return, receives a floating interest rate based on the index noted in the table.

As of March 31, 2024, these cash flow hedge agreements had a weighted average remaining term of 33 months and a weighted average fixed interest rate of 1.87%. The Bank recognized a fair value asset of $8.4 million at March 31, 2024.

Total Loan Portfolio

3/31/2024

Net loans receivable $1.14B



Foreign national loans account for over 20% of 1-4 Family
1-4 Family $506.7 M 43.8%
CRE $367.4 M 31.7%
PPP $0.4 M 0.1%
Business & Consumer $92.0 M 7.9%
Multifamily $134.4 M 11.6%
Construction/Land $57.0 M 4.9%

Concentrations of credit*

Construction loans as % of total capital – 36.3%

Non-owner occupied commercial real estate as % of total capital – 307.2%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

12/31/2023

Net loans receivable $1.18B



CRE $377.9 M 31.6%
1-4 Family $513.2 M 43.1%
PPP $0.5 M 0.0%
Business & Consumer $100.6 M 8.6%
Multifamily $138.1 M 11.6%
Construction/Land $60.9 M 5.1%

3/31/2023

Net loans receivable $1.18B



CRE $409.0 M 34.1%
1-4 Family $484.3 M 40.3%
PPP $0.7 M 0.1%
Business & Consumer $99.1 M 8.3%
Multifamily $143.4 M 11.9%
Construction/Land $64.0 M 5.3%

Loan Production

Q1 2024

Excludes purchased and participation loans


CRE
$0.5 M
1.3%
Construction/Land
$30.9 M
80.5%
1-4 Family
$5.3
13.8%
Business & Consumer
$1.7 M
4.4%

Loan Originations: $38.4M

Loan Maturities and Repricing

3/31/2024


Adjustable Rate Loans
$725.9 M
62.7%
Fixed Rate Loans
$432.0 M
37.3%

Total Loans: $1.16Bn

Adjustable Rate Loans			
Term to Rate Adjustment	Principal Balance	Yield	Percent
Due within one year	$298.2M*	8.11%	41.1%
After one year through 3 years	$175.9M	3.77%	24.2%
After 3 years through 5 years	$159.8M	5.32%	22.0%
After 5 years through 10 years	$ 91.9M	5.50%	12.7%
Thereafter	--	--	--
Total	$725.9M	6.11%	100.0%

*Includes$115.3M of prime based loans

Fixed Rate Loans			
Term to Maturity	Principal Balance	Yield	Percent
Due within one year	$35.1M	4.50%	8.1%
After one year through 3 years	$64.6M	4.28%	15.0%
After 3 years through 5 years	$58.3M	5.42%	13.5%
After 5 years through 10 years	$69.8M	5.09%	16.2%
Thereafter	$204.2M	5.13%	47.2%
Total	$432.0M	4.98%	100.0%

Nonperforming Loans & Assets



0.17%
0.18%
0.03%
0.00%
0.00%
0.00%
0.02%
0.01%
0.00%
0.02%
0.02%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets

Historical Industry Annual Net Charge-Off Rates



5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.5%
0.1%
0.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 23
Q2 23

Annual Net Charge-Off Rates (1990 – 2022)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.30%	0.33%	0.87%	0.94%	0.51%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 40% Institutional / 4% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	752,529	-169	8.20%	10,144,091	12-31-2023	13F
Strategic Value Bank Partners LLC	503,567	30,468	5.49%	6,788,083	12-31-2023	13F
Renaissance Technologies LLC	486,801	-7,800	5.30%	6,562,077	12-31-2023	13F
The Vanguard Group, Inc.	346,999	2,617	3.78%	4,677,547	12-31-2023	13F
BlackRock Institutional Trust Company, N.A.	300,483	-540	3.27%	4,050,511	12-31-2023	13F
AllianceBernstein L.P.	262,838	24,000	2.86%	3,543,056	12-31-2023	13F
BlackRock Financial Management, Inc.	137,361	-2,227	1.50%	1,851,626	12-31-2023	13F
Black Maple Capital Management LP	97,183	44,952	1.06%	1,310,027	12-31-2023	13F
Bridgeway Capital Management, LLC	90,069	2,112	0.98%	1,214,130	12-31-2023	13F
Geode Capital Management, L.L.C.	89,691	4,308	0.98%	1,209,035	12-31-2023	13F
Brandywine Global Investment Management, LLC	78,508	-15,899	0.86%	1,058,288	12-31-2023	13F
BlackRock Investment Management (UK) Ltd.	71,743	-111	0.78%	967,096	12-31-2023	13F
Mariner Wealth Advisors	71,109	300	0.77%	958,549	12-31-2023	13F
Acadian Asset Management LLC	68,413	0	0.75%	922,207	12-31-2023	13F
Kennedy Capital Management LLC	45,622	20,145	0.50%	614,985	12-31-2023	13F
Newton Investment Management North America, LLC	42,700	0	0.47%	575,596	12-31-2023	13F
Goldman Sachs & Company, Inc.	33,087	1	0.36%	446,013	12-31-2023	13F
Arbiter Partners Capital Management, LLC	30,000	0	0.33%	404,400	12-31-2023	13F
Greenwich Investment Management, Inc.	28,834	-92,068	0.31%	388,682	12-31-2023	13F
State Street Global Advisors (US)	28,615	0	0.31%	385,730	12-31-2023	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest Foundation	877,882	0	9.56%	11,833,849	12-31-2022	13D
First Financial Northwest, Inc. ESOP	807,956	-13,476	8.80%	10,891,247	12-31-2023	13G
Jacobson Richard P	147,417	0	1.61%	1,987,181	12-31-2023	Form 4
Kiley Joseph W III	144,869	0	1.58%	1,952,834	12-31-2023	Form 4
Soh Simon	118,253	0	1.29%	1,594,050	12-31-2023	Form 4
Lee Joann E	104,432	0	1.14%	1,407,743	12-31-2023	Form 4
Clariza Ronnie J	79,836	0	*	1,076,189	12-31-2023	Form 4
Harrison Dalen D	61,781	0	*	832,807	12-31-2023	Form 4
Molvar Roger H	18,135	0	*	244,460	12-31-2023	Form 4
Sabin Ralph C	14,377	0	*	193,801	12-31-2023	Form 4

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 1% of shares outstanding

**Blackrock, Inc. reported an aggregate of 523,127 shares, 5.7% of outstanding shares, beneficially owned by subsidiaries as of December 31, 2023.

Total Return – FFNW vs. KRX



12/31/2012 to 1/29/2024
280%
260%
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
+258%
+148%
KRX (+148%)
FFNW (+258%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

FFNW Historical Share Repurchase


2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020
Shares Rep.: 544,626
Shares Rep. / ADTV: 23.2x
2021
Shares Rep.: 704,950
Shares Rep. / ADTV: 54.1x
2022
Shares Rep.: 84,981
Shares Rep. / ADTV: 13.3x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
Stock Price
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	47.9x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021	704,950	$16.11	$17.13	$15.07	6.9%	54.1x	0.94x
2022	84,981	$16.43	$17.41	$15.96	2.9%	13.3x	0.94x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2022.

Community Involvement

Some of the Nonprofits Supported by our Employees in 2023
Habitat for Humanity
Snohomish Food Bank
Salvation Army
Renton High School / Financial Literacy
Financial Empowerment Network
Treehouse
Junior Achievement
Toys for Tots
Volunteers of America
Your Money Matters Mentoring

In 2021, the Bank achieved an "Outstanding" rating on its Community Reinvestment Act performance

In 2023 . . .

More than 80% of our employees donated a total of 1,414 volunteer hours to benefit 36 nonprofits in our communities


First Financial
Northwest Bank
432
First Financial
Northwest Bank

Thank You

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and the tangible equity-to-assets ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 160,789	$ 161,660	$ 159,235	$ 158,715	$ 159,645
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	388	419	451	484	516
Tangible equity (Non-GAAP)	$ 159,512	$ 160,352	$ 157,895	$ 157,342	$ 158,240
Total assets (GAAP)	$ 1,468,956	$ 1,505,082	$ 1,525,568	$ 1,528,079	$ 1,574,271
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	388	419	451	484	516
Tangible assets (Non-GAAP)	$ 1,467,679	$ 1,503,774	$ 1,524,228	$ 1,526,706	$ 1,572,866
Common shares outstanding at period end	9,174,425	9,179,510	9,179,510	9,148,086	9,148,086
Equity-to-assets ratio (GAAP)	10.95%	10.74%	10.44%	10.39%	10.14%
Tangible equity-to-tangible assets ratio (Non-GAAP)	10.87	10.66	10.36	10.31	10.06
Book value per common share (GAAP)	$ 17.53	$ 17.61	$ 17.35	$ 17.35	$ 17.45
Tangible book value per share (Non-GAAP)	17.39	17.47	17.20	17.20	17.30